CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------
Dear Shareholder:

We are pleased to present this semi-annual report on the Capstone New Zealand Fund (the "Fund") for the six months ended April 30, 1998. The Fund's net asset value ("NAV") at April 30, 1998 was US $8.53 per share compared to US $11.25 at the end of our October 31, 1997 fiscal year. A dividend of $0.20 per share was paid January 6, 1998 and reduced the NAV by a like amount.


                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of small to medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* (the "NZSCI") that measures the performance of small to medium size cap stocks of the New Zealand market. During the six months ended April 30, 1998, the NZSCI decreased by 17.1% in New Zealand dollars. For the same period, the Fund's total return was -22.6% in United States dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect currency conversions, cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor.


                           NEW ZEALAND MARKET OVERVIEW

It has been a difficult six-month period for the Fund and for the Pacific Rim as a whole. An increasing current account deficit and a continued depreciation of the New Zealand dollar ("NZD") have caused local and offshore investors to become more cautious creating downward pressure on the New Zealand equities market.

The current account deficit, which occurs when imports exceed exports, remains a focus for investors. Weak tourism growth, reduced migration and a weakening trade balance have caused the deficit to reach approximately 8% of GDP (approximately $8 billion). We expect the deficit to peak over the next several months and start to show signs of recovery in early 1999 mainly because of an improvement in export growth to Asia and the United States.

The uncertainty of the current account deficit has been the driving force behind the continued depreciation of the New Zealand dollar (the"NZD"). Because the Fund's holding are converted into US$ on a daily basis, the decline in the NZD has had a negative impact on the Fund's NAV. The NZD has declined 11.2% over the past six months from $0.623 on October 31, 1997 to $0.553 on April 30, 1998. Subsequently, short-term interest rates have been pushed higher putting further pressure on the equities market. However, we believe that the NZD has recently showed signs of stabilizing and interest rates have begun to trend lower and over the next several months this should reduce further currency risk and should improve investor's confidence in the equities market.

In summary, we believe that in the short-term the New Zealand equity market will continue to experience downward pressure because of the volatility of the New Zealand dollar and the uncertainty of the current account deficit. However, during this declining period, we have been re-weighting the portfolio in stocks that should benefit from a lower currency and taking advantage of stocks, that on a value basis, are relatively cheap and in many cases are trading at their book value. We continue to have a long-term outlook and encourage our investors to have the same view.


                                   THE BUDGET

New Zealand will produce its fifth consecutive fiscal surplus (estimated to be 2.8% of GDP) for the year ended June 1998 and in the recently released 1998 Budget Policy Statement, the government is forecasting an operating surplus of 1.3% of GDP for 1999. This will allow the government to continue to repay debt, which is forecast to fall below 20% of GDP in the next three years, to follow through with the July 1998 middle class income tax cuts and to increase spending in areas such as health and education. Also, the government continues to remove import tariffs and plans to phase out all tariffs by 2010.

                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At April 30, 1998 the percentages of equity investments of the Fund by major industry categories were as follows:

 Port Operations               12.7%        Chemicals                       3.7%
 Transportation                12.7%        Utilities-Electric              2.6%
 Construction                   1.2%        Breweries                       3.3%
 Insurance                     12.9%        Environmental Control           3.2%
 Miscellaneous                  7.0%        Manufacturing                   0.4%
 Broadcast Media                9.1%        Real Estate                     3.2%
 Commercial Services            1.1%        Stock & Station Services        2.6%
 Electrical Manufacturing       6.6%        Oil & Gas                       2.4%
 Horticultural Supplier         3.0%        Vehicle Distributor             1.5%
 Retail                         3.6%        Forestry                        2.3%

Should you have any questions, please feel free to contact us and we thank you for your continued support.

Sincerely,


/s/ Robert W. Scharar                              /s/ W. Lance Hall
------------------------------                     -----------------------------
Robert W. Scharar                                  W. Lance Hall
President and Portfolio Manager                    Assistant Portfolio Manager

* The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange-40 Index, weighted by their full market capitalization.


    THIS PUBLICATION MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS
                         FOR CAPSTONE NEW ZEALAND FUND.

                                                       CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                       MARKET VALUE          PERCENTAGE OF
COMMON STOCK - (93.78%)                                                   SHARES        (NOTE 1-A)            NET ASSETS
                                                                          ------------------------------------------------
BREWERIES - (3.33%)
DB Group, Limited                                                        100,000         $  166,593                  3.33%


BROADCAST MEDIA - (7.84%)
Radio Otago, Limited                                                      64,300             85,695                  1.71%
Radio Pacific, Limited                                                   151,700            306,635                  6.13%
                                                                                          ---------                 ------
                                                                                            392,330                  7.84%

CHEMICALS - (3.66%)
Nuplex Industries, Limited                                               120,798            183,129                  3.66%


COMMERCIAL SERVICES - (1.14%)
Taylors Group, Limited                                                   120,100             57,356                  1.14%


CONSTRUCTION/BUILDING MATERIALS - (1.24%)
Milburn New Zealand, Limited                                              62,155             62,127                  1.24%


ELECTRICAL/APPLIANCE MANUFACTURING - (6.56%)
Fisher & Paykel Industries                                                58,030            172,401                  3.44%
PDL Holdings, Limited                                                     41,100            156,339                  3.12%
                                                                                          ---------                 ------
                                                                                            328,740                  6.56%

ENVIRONMENTAL CONTROL - (3.17%)
Waste Management NZ, Limited                                              52,874            158,552                  3.17%


FISHERIES - (1.39%)
Sanford, Limited                                                          50,000             69,414                  1.39%


FOOD PRODUCTS - (0.73%)
Restaurant Brands New Zealand, Limited                                    50,000             36,373                  0.73%


HORTICULTURE SUPPLIER - (3.04%)
Fruitfed Supplies, Limited                                               449,000            152,094                  3.04%


INSURANCE - (12.92%)
Metlifecare, Limited                                                     300,000            378,166                  7.56%
National Mutual Holdings, Limited                                        111,059            268,273                  5.36%
                                                                                          ---------                 ------
                                                                                            646,439                 12.92%

INVESTMENT COMPANIES - (1.47%)
Helaby Holdings, Limited                                                  61,640             73,593                  1.47%

PORTFOLIO OF INVESTMENTS  -  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                       MARKET VALUE         PERCENTAGE OF
                                                                          SHARES        (NOTE 1-A)           NET ASSETS
LUMBER & WOOD PRODUCTS - (2.33%)
Evergreen Forest, Limited (a)                                            500,000         $  116,615                  2.33%


MANUFACTURING - (0.41%)
Steel & Tube Holdings, Limited                                            20,000             20,435                  0.41%


MANUFACTURING DISTRIBUTION - (0.69%)
Scott Technologies, Limited                                               36,697             34,643                  0.69%


MEDIA - (1.27%)
Independent Newspapers, Limited                                           15,000             63,722                  1.27%


OIL & GAS - (2.42%)
New Zealand Refining Co., Limited                                         13,647            121,253                  2.42%


PORT OPERATIONS - (12.66%)
Lyttleton Port Co., Limited                                              250,000            191,582                  3.83%
Northland Port Corporation, Limited                                      302,300            243,411                  4.86%
Port of Tauranga, Limited                                                  5,000              8,107                  0.16%
South Port New Zealand, Limited                                          336,500            190,595                  3.81%
                                                                                          ---------                 ------
                                                                                            633,695                 12.66%

REAL ESTATE - (3.21%)
Kiwi Income Property Trust                                               140,000             87,850                  1.76%
Guardian Property Fund (Note 5)                                           72,009             72,541                  1.45%
                                                                                          ---------                 ------
                                                                                            160,391                  3.21%

RETAIL-DEPARTMENT STORES - (3.55%)
Arthur Barnett, Limited                                                  210,300            177,508                  3.55%


STOCK & STATION SERVICES - (2.55%)
Williams & Kettle, Limited                                               153,500            127,860                  2.55%


TEXTILES-MANUFACTURING - (0.77%)
Donaghy's, Limited                                                        58,715             38,474                  0.77%


TOURIST SERVICES - (0.67%)
Tourism Holdings, Limited (a)                                             50,000             33,319                  0.67%

PORTFOLIO OF INVESTMENTS  -  APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                                        SHARES OR      MARKET VALUE          PERCENTAGE OF
                                                                        PAR VALUE       (NOTE 1-A)             NET ASSETS
TRANSPORTATION - (12.74%)
Air New Zealand, Limited - Class B                                       112,600         $  159,446                  3.18%
Mainfreight, Limited                                                     234,000            180,619                  3.61%
Owens Group, Limited                                                     303,680            227,659                  4.55%
Tranz Rail Holdings, Limited                                              20,000             70,080                  1.40%
                                                                                          ---------                 ------
                                                                                            637,804                 12.74%

UTILITIES-ELECTRIC - (2.57%)
Infrastructure & Utilities Corporation, Limited                          266,229            128,620                  2.57%


VEHICLE DISTRIBUTOR - (1.45%)
The Colonial Motor Co., Limited                                           88,100             72,406                  1.45%

         TOTAL COMMON STOCK (Cost $5,990,979)                                             4,693,485                 93.78%


BONDS - (3.82%)

Shortland Properties, 6.375%, Convertible, due 12/31/98                 $ 201,200            91,617                  1.83%
State Bank of South Australia, 9.00%, due 7/30/02                          94,000            53,745                  1.07%
Transalta NZ Capital Notes, 9.84%, due 10/01/01                            25,000            15,197                  0.30%
Transalta NZ Capital Notes, 8.81%, due 10/01/03                            25,000            15,167                  0.30%
Transalta NZ Capital Notes, 8.86%, due 10/01/06                            25,000            15,731                  0.32%
                                                                                          ---------                 ------

         TOTAL BONDS (Cost $269,313)                                                        191,457                  3.82%



CASH EQUIVALENTS - (1.14%)

Fifth Third Bank Repurchase Agreement, dated 4/30/98, 5.06%, due 5/01/98, repurchase price $56,999 (Collateralized by Federal National Mortgage
  Association Notes, 6.50%, due 2/01/13, market value $58,981, including accrued
  interest) (Cost $56,991)                                                56,991             56,991                  1.14%

         TOTAL INVESTMENTS (Cost $6,317,283)                                              4,941,933                 98.74%
         OTHER ASSETS, LESS LIABILITIES                                                      62,949                  1.26%
                                                                                         ----------                -------
         NET ASSETS                                                                      $5,004,882                100.00%
                                                                                         ==========                =======

(a) Non-income producing security


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND
STATEMENT OF ASSET AND LIABILITIES - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
ASSETS:

         Investments in securities at market value (identified cost $6,317,283) (Note 1A)                       $4,941,933
         Foreign currency holdings - New Zealand Dollar account, at market (Note 1B)                                90,361
         Receivable for securities sold                                                                              2,503
         Receivable for capital stock sold                                                                           7,350
         Dividends receivable                                                                                        1,471
         Interest receivable                                                                                         6,669
                                                                                                               -----------

                Total Assets                                                                                     5,050,287
                                                                                                               -----------

LIABILITIES:

         Payable for capital stock redeemed                                                                          7,710
         Accrued expenses                                                                                           37,695
                                                                                                               -----------

                Total Liabilities                                                                                   45,405
                                                                                                               -----------

NET ASSETS                                                                                                      $5,004,882
                                                                                                               ===========


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
         ($5,004,882 / 586,988 shares of beneficial interest outstanding)                                            $8.53
                                                                                                               ===========

SOURCE OF NET ASSETS:

         Paid in capital                                                                                        $6,395,116
         Accumulated net investment deficit                                                                         (1,553)
         Accumulated net realized loss on investments                                                              (12,308)
         Net unrealized depreciation on securities and foreign currencies                                       (1,376,373)
                                                                                                               -----------

                                                                                                                $5,004,882
                                                                                                               ===========
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

         Dividend income                                                                                         $  99,994
         Interest income                                                                                            32,779
                                                                                                               -----------
              Total Investment Income                                                                              132,773

         Expenses: (Note 2)
              Advisory fees                                                                       21,785
              Distribution fees                                                                    7,262
              Administrative services                                                              7,356
              Transfer agent fees                                                                 25,152
              Reports and notices to stockholders                                                  6,042
              Audit fees                                                                           6,063
              Legal fees                                                                           2,697
              Directors' fees and expenses                                                         1,788
              Custodian fees                                                                       4,771
              Fund accounting fees                                                                18,135
              Registration and filing fees                                                         4,948
              Miscellaneous                                                                        6,531
                                                                                             -----------

               Total Expenses                                                                                      112,530
                                                                                                               -----------

                     Net Investment Income                                                                          20,243
                                                                                                               -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions                                                               16,101
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                     (26,938)
         Unrealized depreciation of investments:
              Beginning of period                                                             $  141,549
              End of period                                                                   (1,376,373)
                                                                                             -----------

                  Net change in unrealized depreciation of investments                                          (1,517,922)
                                                                                                               -----------

                  Net realized and unrealized loss on investments                                               (1,528,759)
                                                                                                               -----------

                      Net decrease in net assets resulting from operations                                    $ (1,508,516)
                                                                                                               ===========


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                       CAPSTONE NEW ZEALAND FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 1998            OCTOBER 31, 1997
                                                                                  ------------------------------------------
                                                                                    (UNAUDITED)
OPERATIONS:
     Net investment income                                                           $   20,243                 $  140,296
     Net realized gain (loss) on investments                                            (10,837)                     4,369
     Net change in unrealized depreciation of investments, forward
         currency contracts and foreign currencies                                   (1,517,922)                  (920,559)
                                                                                    -----------                -----------
     Net decrease in net assets resulting from operations                            (1,508,516)                  (775,894)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                             (120,230)                  (134,014)


CAPITAL SHARE TRANSACTIONS:
     Decrease in net assets resulting from capital share
         transactions (Note 3)                                                         (210,400)                  (503,680)
                                                                                    -----------                -----------
         Total decrease in net assets                                                (1,839,146)                (1,413,588)


NET ASSETS:
     Beginning of period                                                              6,844,028                  8,257,616
                                                                                    -----------                -----------
     End of period (including accumulated net investment income (deficit) of
         $(1,553) and $98,434, respectively)                                         $5,004,882                 $6,844,028
                                                                                    ===========                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .25% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1998, the Fund paid $7,262 in 12b-1 fees. Of this amount approximately 20.9% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 1998, directors of the Fund who are not "interested persons" received directors' fees of $1,750.


NOTE 3 - CAPITAL STOCK

     At April 30, 1998 there were 586,988 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 1998                 OCTOBER 31, 1997
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
Shares sold                                                      64,642        $ 649,458        598,767      $7,747,373
Shares issued to shareholders in reinvestment
  of distributions                                                9,459           92,030          7,766         102,048
                                                                -------       ----------        -------     -----------
                                                                 74,101          741,488        606,533       7,849,421
Shares redeemed                                                 (95,255)        (951,888)      (647,261)     (8,353,101)
                                                                -------       ----------        -------     -----------
Net increase (decrease)                                         (21,154)       $(210,400)       (40,728)     $ (503,680)
                                                                =======       ==========        =======     ===========

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $736,561 and $1,056,139 respectively. At April 30, 1998, the cost of investments for Federal income tax purposes was $6,317,283. Accumulated net unrealized depreciation on investments was $1,375,350 consisting of $493,321 gross unrealized appreciation and $1,868,671 gross unrealized depreciation.

NOTE 5 - RESTRICTED SECURITY

     In 1993, the Fund acquired 61,015 shares of Guardian Property Fund ("Guardian"), a closed-end mutual fund (offered by The New Zealand Guardian Trust Company, Limited), through private placements at a cost of $60,606. These shares cannot be sold prior to their valuation date, which occurs two years after the date of investment. In October 1995 and October 1997, the Guardian shares were renewed for additional two year periods to October 15, 1999. 1996, 1997 and 1998 cash dividends were reinvested into 10,994 additional shares, bringing the position to 72,009. The Guardian share are valued daily based on a weekly quoted price. At April 30, 1998, the value of the Guardian investment was $72,541 representing approximately 1.4% of the Fund's net assets.

                                                       CAPSTONE NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,                      YEARS ENDED OCTOBER 31,
                                                                         --------------------------------------------------
                                                            1998         1997       1996        1995        1994       1993
                                                         (UNAUDITED)
PER SHARE DATA

Net asset value at beginning of period...............      $11.25      $12.73     $11.12      $10.44      $11.61     $ 9.75
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss.............................        0.03        0.24       0.19        0.31        0.16       0.09
     Net realized and unrealized gain (loss).........       (2.55)      (1.55)      1.93        0.90       (1.00)      1.77
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations................       (2.52)      (1.31)      2.12        1.21       (0.84)      1.86
                                                           ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income...........................       (0.20)      (0.17)     (0.29)      (0.21)      (0.06)     --
     Net realized gain on investments................          --          --      (0.22)      (0.32)      (0.27)     --
                                                           ------      ------     ------      ------      ------     ------

                                                            (0.20)      (0.17)     (0.51)      (0.53)      (0.33)     --

Net asset value at end of period.....................      $ 8.53      $11.25     $12.73      $11.12      $10.44     $11.61
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).................................      (22.62)%    (10.46)%    20.03%      12.22%      (7.40)%    19.08%
                                                           ======      ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)...........      $5,005      $6,844     $8,258      $3,494      $3,014     $2,732

Ratio of total expenses to average net assets........        3.88%(2)    2.89%      3.63%       4.77%       4.40%      8.19%

Ratio of total expenses to average net assets, before
     reimbursement and waiver of expenses............         N/A        2.50%      2.72%       2.52%       2.50%      2.50%

Ratio of net investment income to average net assets.        0.70%(2)    1.65%      2.32%       3.06%       1.55%      0.95%

Portfolio turnover rate..............................          13%         24%        38%         38%         40%        32%

Average commission rate (per share of security)......     $0.0062     $0.0079    $0.0050


(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized




                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1998

--------------------------------------------------------------------------------

 TRUSTEES                OFFICERS

 Edward L. Jaroski       Edward L. Jaroski
                                  President-Capstone International Series Trust
 James F. Leary
                         Robert W. Scharar
 John R. Parker                   President-Capstone New Zealand Fund

 Bernard J. Vaughan      Linda G. Giuffre
                                  Treasurer

                         Iris R. Clay
                                  Secretary


--------------------------------------------------------------------------------


 INVESTMENT ADVISER                     TRANSFER AGENT

 FCA Corp                               First Data Investor Services Group, Inc.
 5847 San Felipe                        3200 Horizon Drive
 Suite 850                              P.O. Box 61503
 Houston, TX 77057                      King of Prussia, PA 19406-0903
                                        1-800-845-2340


 ADMINISTRATOR                          CUSTODIAN

 Capstone Asset Management Company      Fifth Third Bank
 5847 San Felipe, Suite 4100            Fifth Third Center
 Houston, TX 77057                      38 Fountain Square Plaza
 1-800-262-6631                         Cincinnati, OH 45263


 DISTRIBUTOR                             AUDITORS

 Capstone Asset Planning Company        Briggs, Bunting & Dougherty, LLP
 5847 San Felipe, Suite 4100            Two Logan Square, Suite 2121
 Houston, TX 77057                      Philadelphia, PA 19103-4901
 1-800-262-6631

                                SEMIANNUAL REPORT
                                 APRIL 30, 1998

                                    CAPSTONE
                                   NEW ZEALAND
                                      FUND


GRAPHIC OF: Pyramid
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds


GRAPHIC OF: Pyramid
                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY
     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME
     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL
     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

    For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone New Zealand Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057